EXHIBIT 99.6

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                  CASE NUMBER
                                             00-28040-BKC-RBR
                                             -------------------------------
          Commodore Cruises Limited
                                                    ------------------------
                                             JUDGE  Raymond B. Ray
                                                    ------------------------

                    DEBTOR.                  CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                    FROM:   5/1/2001     TO:    5/31/2001
                          ----------           ----------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                             Chad P. Pugatch
                                             --------------------------------
                                             Attorney for Debtor

                                             Attorney's Address
                                             and Phone Number
     Debtor's Address                        Northmark Building, Suite 101
     and Phone Number                        --------------------------------
     4000 Hollywood Blvd, suite 385-S        33 N.E. 2nd Street
     --------------------------------        --------------------------------
     Hollywood, Fl 33021                     Fort Lauderdale, FL 33301
     --------------------------------        --------------------------------
     (954) 967-2103                          (954) 462-8000
     --------------------------------        --------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING     5/1/2001            AND ENDING   5/31/2001
                              ------------------               ----------------
Name of Debtor: Commodore Cruises Limited         Case Number: 00-28040-BKC-RBR
                --------------------------------               ----------------
                     Date of Petition: 29-Dec-00
                                       ---------

          NOTE: Commodore Cruises Limited is the 100 % owner of Capri Cruises.
                Capri Cruises also filed for Chapter 11 protection on December 28, 2000 (case # 00-28041-BKC-RBR). Commodore Cruises Limited has no assets or liabilities outside of Capri Cruises, therefore the Capri Cruises monthly business report and attachments are presented for Commodore Cruises.

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This  20th day of June, 2001.    /s/ Alan Pritzker
      ----                     ---------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING     5/1/2001            AND ENDING  5/31/2001
                              --------------                  -----------------
Name of Debtor: Commodore Cruises Limited     Case Number:    00-28040-BKC-RBR
                ----------------------------                  -----------------
Date of Petition:                  29-Dec-00
                        --------------------


                                                                   CUMULATIVE
                                                     CURRENT       PETITION
                                                     MONTH         TO DATE
                                                     ------------  ------------
1. CASH AT BEGINNING OF PERIOD                                   -           -
                                                      ------------  -----------
2. RECEIPTS:
      A. Cash Sales                                             -             -
                                                     ------------  ------------
            Less Cash Refunds                                   -             -
                                                     ------------  ------------
            Net Cash Sales                                      -             -
                                                     ------------  ------------
      B. Collection on Postpetition A/R                         -             -
                                                     ------------  ------------
      C. Collection on Prepetition A/R                          -             -
                                                     ------------  ------------
      D. Other Receipts (Attach List)                           -             -
                                                     ------------  ------------
      (If you receive rental income you must
      attach a rent roll.)
3. TOTAL RECEIPTS                                               -             -
                                                     ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                                 -             -
                                                     ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                              -             -
                                                     ------------  ------------
      B. Net Payroll                                            -             -
                                                     ------------  ------------
      C. Payroll Taxes Paid                                     -             -
                                                     ------------  ------------
      D. Sales and Uses Taxes                                   -             -
                                                     ------------  ------------
      E. Other Taxes                                            -             -
                                                     ------------  ------------
      F. Rent                                                   -             -
                                                     ------------  ------------
      G. Other Leases (Attachment 3)                            -             -
                                                     ------------  ------------
      H. Telephone                                              -             -
                                                     ------------  ------------
      I. Utilities                                              -             -
                                                     ------------  ------------
      J. Travel & Entertainment                                 -             -
                                                     ------------  ------------
      K. Vehicle Expenses                                       -             -
                                                     ------------  ------------
      L. Office Supplies                                        -             -
                                                     ------------  ------------
      M. Advertising                                            -             -
                                                     ------------  ------------
      N. Insurance ( Attachment 7)                              -             -
                                                     ------------  ------------
      O. Purchases of Fixed Assets                              -             -
                                                     ------------  ------------
      P. Purchases of Inventory                                 -             -
                                                     ------------  ------------
      Q. Manufacturing Supplies                                 -             -
                                                     ------------  ------------
      R. Repair & Maintenance                                   -             -
                                                     ------------  ------------
      S. Payments to secured Creditor                           0             0
                                                     ------------  ------------
      T. Other Operating Expenses                               0             0
           (Attach List)                             ------------  ------------
6. TOTAL CASH DISBURSEMENTS                                     0             0
                                                     ------------  ------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                            0             0
                                                     ------------  ------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 20th day of February, 2001  /s/
     ----                         -----------------------------------

                                 ATTACHMENT 1
                                 ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:  Commodore Cruises Limited       Case Number: 00-28040-BKC-RBR
                 ------------------------------               -----------------
Reporting Period beginning             5/1/2001   and ending       5/31/2001
                               ----------------               -----------------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                                           ---------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

     Beginning of the Month Balance
                                                 ------------
     PLUS: Current Month New Billings
                                                 ------------
     LESS: Collection During the Month:
                                                 ------------
     End of Month Balance
                                                 ------------

-------------------------------------------------------------------------------
AGING: (Show the total amount for each age group off accounts incurred since filing the petition)

         0-30 Days   31-60 Days      61 -90 Days     Over 90 Days    Total

-------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------
Name of Debtor:  Commodore Cruises Limited     Case Number: 00-28040-BKC-RBR
                 ---------------------------                -------------------
Reporting Period beginning          5/1/2001   and ending   5/31/2001
                               -------------                -------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

      Date                Days
    Incurred          Outstanding         Vendor       Description    Amount
    --------          -----------         ------       -----------   -------






-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)
                                                 ----------
PLUS: New Indebtedness Incurred This Month
                                                 ----------
LESS: Amount Paid on Prior Accounts Payable
                                                 ----------

Ending Month Balance
                                                 ----------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                Number          Total
                                                of Post         Amount of
Secured           Date                          Petition        Post Petition
Creditors/        Payment         Payment       Payments        Payments
Lessor            Due             Amount        Delinquent      Delinquent
------            ---             ------        ----------      ----------

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: Commodore Cruises Limited      Case Number: 00-28040-BKC-RBR
                --------------------------                  -------------------
Reporting Period beginning        5/1/2001   and ending       5/31/2001
                         -----------------                  -------------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:
                                                              -----------
INVENTORY RECONCILIATION:

          Inventory Balance at Beginning of Month
                                                              -----------
          Inventory Purchased During Month
                                                              -----------
          Inventory Used or Sold
                                                              -----------

          Inventory On Hand at End of Month
                                                              -----------


METHOD OF COSTING INVENTORY:
                                             ---------------------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:
                                                      -------------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                               -------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

   Fixed Asset Book Value at Beginning of Month
                                                              -----------
               LESS: Depreciation Expense
                                                              -----------
               PLUS: New Purchases
                                                              -----------

   Ending Monthly Balance
                                                              -----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                             -------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:  Commodore Cruises Limited      Case Number: 00-28040-BKC-RBR
                 -------------------------                   ----------------
Reporting Period beginning        5/1/2001        and ending         5/31/2001
                               -----------                   ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:                                         BRANCH:
                 ------------------------------------         ---------------

ACCOUNT NAME:
                 ------------------------------------------------------------

ACCOUNT NUMBER:
                       ------------------------------------------------------

PURPOSE OF ACCOUNT:
                       ------------------------------------------------------

     Beginning Balance
                                                  -------------
     Total of Deposit Made
                                                  -------------
     Total Amount of Checks Written
                                                  -------------
     Service Charges
                                                  -------------

     Closing Balance
                                                  -------------

Number of First Check Written this Period
                                                           --------------
Number of Last Check Written this Period
                                                           --------------

Total Number of Checks Written this Period
                                                           --------------
                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value      Purchase Price      Date of Purchase
Instrument
------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:  Commodore Cruises Limited       Case Number: 00-28040-BKC-RBR
                 ------------------------------               -----------------
Reporting Period beginning             5/1/2001   and ending    5/31/2001
                                   ------------               -----------------

NAME OF BANK:                                 BRANCH:
               ------------------------               ---------------------

ACCOUNT NAME:
               ------------------------------------------------------------

ACCOUNT NUMBER:
                             ----------------------------------------------

PURPOSE OF ACCOUNT:
                             ----------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date         Check Number        Payee          Purpose          Amount
----         ------------        -----          -------          ------

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor:  Commodore Cruises Limited      Case Number: 00-28040-BKC-RBR
                 ----------------------------                ------------------
Reporting Period beginning           5/1/2001    and ending    5/31/2001
                                     --------                ------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.
     Date            Bank           Description             Amount
     ----            ----           -----------             ------



-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed                 Period
                                        ----------------        ---------------

Name of            Date
Taxing             Payment
Authority          Due               Description           Amount
---------          ---               -----------           ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   -----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  ---------------------------------------------

Name of Debtor: Commodore Cruises Limited    Case Number: 00-28040-BKC-RBR
                ----------------------------              ---------------------
Reporting Period beginning          5/1/2001   and ending 5/31/2001
                                ------------              ---------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                 Title                Amount Paid
-------------------------------------------------------------------------






-------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------
                                                   Full Time      Part Time
Number of employees at beginning of period
                                                   ---------      ---------
Number hired during the period
                                                   ---------      ---------
Number terminated or resigned during period
                                                   ---------      ---------
Number of employees on payroll at end of period
                                                   ---------      ---------

-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

               Agent &                                              Date
               Phone                   Coverage    Expiration     Premium
   Carrier     Number     Policy No      Type         Date          Due
   -------     ------     ---------      ----         ----          ---

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------



We anticipate filing a Plan of Reorganization and Disclosure Statement on or Before June 22, 2001.
        -------------------------------------